UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04400

T. Rowe Price Equity Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (410) 345-2000

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
December 31, 2022
Annual Report
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
PRFDX Equity Income Fund –
.
PAFDX Equity Income Fund–
.
Advisor  Class
RRFDX Equity Income Fund–
.
R  Class
REIPX Equity Income Fund–
.
I  Class
TRZQX Equity Income Fund–
.
Z Class

T. ROWE PRICE Equity Income Fund
HIGHLIGHTS
The Equity Income Fund outperformed the Russell 1000 Value Index and its
Lipper peer group for the 12 months ended December 31, 2022.
While the fund benefited from an environment that favored lower-valuation names and dividend payers, stock selection drove positive results. Top relative detractors were focused in the energy sector, where some of our picks underperformed a strong sector due to idiosyncratic reasons.
Changes in sector allocations resulted from bottom-up stock selection. Our focus on valuation and a willingness to invest in names under near-term stress benefited the portfolio’s returns. More recently, we found opportunities in cyclical names that priced in a correction as they sold off.
Going forward, our aim is to create a portfolio that is balanced for a variety of market settings, investing in ideas where the risk/reward ratio is particularly attractive while being cognizant of our beta. As always, our focus is on investing in higher-quality companies that offer compelling valuations, attractive long-term fundamentals, and strong dividend yields.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE Equity Income Fund
Market Commentary

Dear Shareholder
Nearly all major global stock and bond indexes fell sharply in 2022, as investors contended with persistently high inflation, tightening financial conditions, and slowing economic and corporate earnings growth.
Double-digit losses were common in equity markets around the world, and bond investors also faced a historically tough environment amid a sharp rise in interest rates. Value shares declined but outperformed growth stocks by a considerable margin as equity investors turned risk averse and as rising rates put downward pressure on growth stock valuations. Emerging markets stocks generally underperformed shares in developed markets. Meanwhile, the U.S.
dollar strengthened versus most currencies during the period, which weighed on returns for U.S. investors in international securities.
Within the S&P 500 Index, energy was a rare bright spot, gaining more than
60% as oil prices jumped in response to Russia’s invasion of Ukraine and concerns over commodity supply shortages. Defensive shares, such as utilities, consumer staples, and health care, held up relatively well and finished the year with roughly flat returns. Conversely, communication services, consumer discretionary, and information technology shares suffered the largest declines.
Elevated inflation remained a leading concern for investors throughout the period, although there were signs that price increases were moderating by year-
end. November’s consumer price index data showed headline inflation rising
7.1% on a 12-month basis, the lowest level since December 2021 but still well above the Federal Reserve’s 2% long-term target.
In response to the high inflation readings, global central banks tightened monetary policy, and investors focused on communications from central bank officials on how high rates would have to go. The Fed, which at the end of
2021 had forecast that it would only need to raise interest rates 0.75 percentage point in all of 2022, raised its short-term lending benchmark from near zero in March to a target range of 4.25% to 4.50% by December and indicated that additional hikes are likely.
Bond yields increased considerably across the U.S. Treasury yield curve as the Fed tightened monetary policy, with the yield on the benchmark 10-year
U.S. Treasury note climbing from 1.52% at the start of the period to 3.88% at the end of the year. Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred during the period as shorter-maturity Treasuries experienced the largest yield increases. The

T. ROWE PRICE Equity Income Fund

sharp increase in yields led to historically weak results across the fixed income market, with the Bloomberg U.S. Aggregate Bond Index delivering its worst year on record. (Bond prices and yields move in opposite directions.)
As the period came to an end, the economic backdrop appeared mixed.
Although manufacturing gauges have drifted toward contraction levels, the U.S.
jobs market remained resilient, and corporate and household balance sheets appeared strong. Meanwhile, the housing market has weakened amid rising mortgage rates.
The past year has been a trying time for investors as few sectors remained untouched by the broad headwinds that markets faced, and volatility may continue in the near term as central banks tighten policy amid slowing economic growth. However, in our view, there continue to be opportunities for selective investors focused on fundamentals. Valuations in most global equity markets have improved markedly, although U.S. equities still appear relatively expensive by historical standards, while bond yields have reached some of the most attractive levels since the 2008 global financial crisis.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE Equity Income Fund
Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE
The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The Equity Income Fund
returned -3.28% for the
12-month period ended
December 31, 2022. The fund
outperformed its benchmark,
the Russell 1000 Value Index,
and its peer group, the Lipper
Equity Income Funds Index.
(Returns for the Advisor, R,
I, and Z Class shares varied
slightly, reflecting their
different fee structures. Past
performance cannot guarantee
future results. )
What factors influenced the
fund’s performance?
Investors shunned riskier
assets in 2022 amid
various headwinds, including Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and supply bottlenecks, surging U.S.
Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth.
Positive stock selection and sector allocation drove outperformance. The portfolio was well prepared for an environment of higher interest rates and commodity prices after we repositioned our holdings during the worst of the coronavirus pandemic. This positioning, combined with our valuation discipline and focus on dividend yield, helped relative returns as much of the pain in equity markets over 2022 was in higher-multiple stocks.
Financials sector names contributed to relative results, particularly those within the insurance industry. Our positions in American International Group (AIG)
and Chubb continued to perform well amid a property and casualty (P&C)
upcycle. AIG posted solid gains, although the stock was briefly pressured by
PERFORMANCE COMPARISON
Total Return
Periods Ended 12/31/22 6 Months 12 Months
Equity Income Fund –
.
5.57% -3.28%
Equity Income Fund–
.
Advisor  Class 5.40 -3.58
Equity Income Fund–
.
R  Class 5.28 -3.81
Equity Income Fund–
.
I  Class 5.64 -3.12
Equity Income Fund–
.
Z  Class 5.96 -2.60
Russell 1000 Value Index 6.11 -7.54
S&P 500 Index 2.31 -18.11
Lipper Equity Income
Funds Index 5.91 -5.58

T. ROWE PRICE Equity Income Fund

the spinoff of its life and retirement business in September before advancing as the positive impact of the company’s focus on its P&C business became clearer to investors. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
Consumer discretionary names helped performance due to stock selection and an underweight allocation to the sector. Our position in Las Vegas Sands was a notable contributor. The casino and resort operator lagged its peers early in the period as China’s pandemic lockdowns delayed reopening in Macau. However, in the year’s second half, Las Vegas Sands’ shares rose amid a strong recovery in the company’s Singapore operations followed by optimism after China eased some of its COVID-19 restrictions. The company also had its gaming concession renewed to continue operating in Macau, removing a significant regulatory overhang on the stock. TJX, a leading off-price retailer, also added value as bargain-seeking consumers flocked to discount stores amid rising inflation. TJX also benefited from an excess of retail inventory throughout the year, which created a favorable buying environment for the retailer.
In the materials sector, CF Industries, a hydrogen and nitrogen products manufacturer, supported relative returns, as surging natural gas and fertilizer prices pushed the stock higher for most of the period. A decline in fertilizer demand weighed on the stock in the fourth quarter; however, we believe this is a temporary headwind.
Conversely, French integrated energy producer TotalEnergies was an absolute contributor but detracted from relative performance as its shares advanced yet underperformed the broader energy sector. TotalEnergies shares fell early in the year amid concerns about its Russia exposure but subsequently recovered when the company was selected to participate in a multibillion-dollar liquefied natural gas project in Qatar. More recently, the shares fell again due to the stronger U.S. dollar and after the company reported increased capital expenditure. TC Energy, a pipeline and storage facilities operator, also detracted as cost overruns at key development projects heightened concerns about increased financing costs in a rising interest rate environment.
In information technology, chipmaker Qualcomm and software company
Microsoft detracted from relative results as rising inflation and interest rates impacted the sector and led investors to reevaluate the earnings growth potential of technology companies in a slowing economic environment.
Weakening personal computer demand after a pandemic-driven sales boom also held back Microsoft’s shares.

T. ROWE PRICE Equity Income Fund

How is the fund positioned?
The Equity Income Fund seeks to buy well-established, large-cap companies that have a strong record of paying dividends and appear to be undervalued by the market. The fund’s holdings tend to be solid, higher-quality companies going through a period of controversy or stress, reflecting our dual focus on valuation and dividend yield. Each position is the product of careful stock picking based on the fundamental research generated by T. Rowe Price’s equity analyst team, as opposed to selection based on broader market or macroeconomic trends.
Top purchases covered varied sectors of the market. In industrials and business services, we initiated a position in tool manufacturing company Stanley Black
& Decker. The company has excellent brands, in our view, but has struggled with capital allocation and broader market fears around a housing slowdown, supply chain volatility, and rising inflation. However, we believed the company has improved and streamlined its portfolio and that the current backdrop offered an opportunity for improvement.
In consumer discretionary,
we started a position in
automaker Porsche AG
after longtime holding
Volkswagen offered shares
of the company in the public
market. In our view, Porsche
AG offered an attractive
opportunity, given that its
valuation appeared to be
more appropriate for a mass
market auto company rather
than a niche luxury brand
with more stable revenue and
earnings. Within financials,
the banking industry
presented several compelling
opportunities. We purchased
shares of U.S. Bancorp, one of
the largest U.S. banks, for its
defensive credit profile and
attractive valuation.
SECTOR DIVERSIFICATION
Percent of Net Assets
6/30/22 12/31/22
Financials 19.9% 21.0%
Health Care 18.0  17.7
Industrials and Business
Services 10.0  10.8
Energy 7.6  8.6
Utilities 10.2  8.4
Consumer Staples 7.1  7.0
Information Technology 7.5  6.9
Communication Services 5.1  5.1
Consumer Discretionary 3.7  5.0
Materials 5.3  4.3
Real Estate 4.4  3.9
Other and Reserves 1.2  1.3
Total 100.0% 100.0%
Historical weightings reflect current industry/sector
classifications.

T. ROWE PRICE Equity Income Fund

Turning to sales, our largest sale was biopharmaceutical company AbbVie, which we sold shares of to manage our position size. We continue to believe that the company will successfully navigate competition from Humira biosimilars but believe the stock’s risk/reward profile is more balanced at current levels. In utilities, we reduced and ultimately eliminated our position in electric and natural gas utility XCEL Energy in the year’s latter half to focus on other ideas with more compelling risk/reward profiles. In financials, we sold shares of investment bank Goldman Sachs to moderate our capital markets industry exposure.
What is portfolio management’s outlook?
The range of outcomes in the equity market remains abnormally wide. We expect continued volatility, as investors react to new metrics as they are reported. Amid the uncertainty, we believe there is risk in being too anchored to a particular macro outlook. The balance of economic data suggests that a recession is imminent, although such an event is broadly anticipated, making the eventual recession arguably the “most consensus” one in history. In all likelihood, the severity of the recession will depend on the degree to which the
Federal Reserve targets the labor market, which remains tight even as economic data weaken. Should the Fed “declare victory” at an inflation level above its stated target, the equity market would likely rally. Conversely, if the Fed’s aim is to disrupt the labor market, the equity market may move lower.
We believe it is important to respect the uncertainty of this investing environment and use it to our clients’ advantage by selectively leaning into weakness and trimming on strength. We strive to maintain balance in the portfolio, which should help make our performance less dependent on a particular macroeconomic outcome and offer a chance to outperform in a variety of markets. While there are many near-term unknowns affecting the market’s trajectory, we remain confident that our approach centered on individual stock picking, company fundamentals, and attention to valuation will help generate strong returns for shareholders over time.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE Equity Income Fund

RISKS OF INVESTING IN THE FUND
DIVIDEND-PAYING STOCKS
The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. There is no guarantee that the issuers of the stocks held by the fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. For example, a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. In addition, stocks of companies with a history of paying dividends may not benefit from a broad market advance to the same degree as the overall stock market.
STOCK INVESTING
The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, political, regulatory, or economic developments; changes in investor psychology; or
heavy institutional selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.
In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.
For a more thorough discussion of risks, please see the fund’s prospectus.
BENCHMARK INFORMATION
Note: London Stock Exchange Group plc and its group undertakings
(collectively, the “LSE Group”). © LSE Group 2023. FTSE Russell is a trading name of certain of the LSE Group companies.  “Russell
®
” is/are a trademark(s)
of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither
LSE Group nor its licensors accept any liability for any errors or omissions in

T. ROWE PRICE Equity Income Fund

the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. The LSE Group is not responsible for the formatting or configuration of this material or for any inaccuracy in T. Rowe Price’s presentation thereof.
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following:
Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by T. Rowe Price. Standard &  Poor’s
®
and S&P
®
 are registered trademarks of
Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”);
Dow Jones
®
is a registered trademark of Dow Jones Trademark Holdings LLC
(“Dow Jones”); T. Rowe Price is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.
BENCHMARK INFORMATION (continued)

T. ROWE PRICE Equity Income Fund

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
12/31/22
TotalEnergies 3.2%
Wells Fargo 3.0
Southern 3.0
General Electric 3.0
American International Group 2.5
Elevance Health 2.3
QUALCOMM 2.1
Sempra Energy 2.0
Becton Dickinson & Company 2.0
Johnson & Johnson 2.0
Chubb 2.0
United Parcel Service 1.9
CF Industries Holdings 1.8
Philip Morris International 1.7
Conagra Brands 1.6
L3Harris Technologies 1.6
Equitable Holdings 1.6
MetLife 1.6
News 1.6
Exxon Mobil 1.6
Weyerhaeuser 1.5
Kimberly-Clark 1.5
AbbVie 1.5
International Paper 1.4
Equity Residential 1.4
Total 49.4%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE Equity Income Fund

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
EQUITY INCOME FUND
Note: Performance for the Advisor, R, I, and Z Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table on the next page.

T. ROWE PRICE Equity Income Fund

AVERAGE ANNUAL COMPOUND TOTAL RETURN
EXPENSE RATIO
Periods Ended 12/31/22 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
Equity Income Fund –
.
-3.28% 7.17% 9.82% – –
Equity Income Fund–
.
Advisor  Class -3.58 6.85 9.50 – –
Equity Income Fund–
.
R  Class -3.81 6.56 9.20 – –
Equity Income Fund–
.
I  Class -3.12 7.29 – 10.26% 12/17/15
Equity Income Fund–
.
Z  Class -2.60 – – 7.45 2/22/21
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at
1 - 800 - 225 - 5132 or, for
0.02
Advisor,
0.03
R,
0.04
I , and
0.05
Z Class shares, 1-800-638-8790.
This table shows how the fund would have performed each year if its actual (or cumulative)
returns had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
Equity Income Fund 0.63%
Equity Income Fund–Advisor Class 0.95
Equity Income Fund–R Class 1.22
Equity Income Fund–I Class 0.53
Equity Income Fund–Z Class 0.53
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE Equity Income Fund

FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the fund has five share classes: The original share class (Investor Class)
charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe
Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number on the first line under the heading "Expenses Paid
During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client
(enrollment in these programs generally requires T. Rowe Price assets of at least $250,000).
This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE Equity Income Fund

EQUITY INCOME FUND
Beginning
Account Value
7/1/22
Ending
Account Value
12/31/22
Expenses Paid
During Period*
7/1/22 to 12/31/22
Investor Class
Actual $1,000.00 $1,055.70 $3.52
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.78   3.47
Advisor Class
Actual   1,000.00   1,054.00   5.13
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,020.21   5.04
R Class
Actual   1,000.00   1,052.80   6.36
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,019.00   6.26
I Class
Actual   1,000.00   1,056.40   2.90
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,022.38   2.85
Z Class
Actual   1,000.00   1,059.60   0.00
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,025.21   0.00
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365)
to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was
0.68%, the
2
Advisor Class was 0.99%, the
3
R Class was 1.23%, the
4
I Class was 0.56%, and
the
5
Z Class was 0.00%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Equity Income Fund
Financial Highlights

For a share outstanding throughout each period
Investor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 35.99 $ 31.24 $ 32.08 $ 27.30 $ 33.34
Investment activities
Net investment income
(1)(2)
0.70 0.61 0.66 0.75 0.72
Net realized and unrealized gain/
loss (1.85) 7.30 (0.39) 6.42 (3.64)
Total from investment activities (1.15) 7.91 0.27
(3)
7.17 (2.92)
Distributions
Net investment income (0.70) (0.63) (0.68) (0.76) (0.73)
Net realized gain (1.46) (2.53) (0.43) (1.63) (2.39)
Total distributions (2.16) (3.16) (1.11) (2.39) (3.12)
NET ASSET VALUE
End of period $ 32.68 $ 35.99 $ 31.24 $ 32.08 $ 27.30

T. ROWE PRICE Equity Income Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
Ratios/Supplemental Data
Total return
(2)(4)
(3.28)% 25.68% 1.32% 26.58% (9.30)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.67% 0.63% 0.65% 0.64% 0.64%
Net expenses after waivers/
payments by Price Associates 0.67% 0.63% 0.65% 0.64% 0.64%
Net investment income 2.00% 1.71% 2.41% 2.43% 2.17%
Portfolio turnover rate 17.3% 19.4% 24.2% 17.5% 16.2%
Net assets, end of period (in
millions) $8,601 $14,634 $14,251 $15,945 $14,158
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
The amount presented is inconsistent with the fund's results of operations because of the timing of redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Equity Income Fund
Financial Highlights

For a share outstanding throughout each period
Advisor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 35.89 $ 31.17 $ 31.99 $ 27.23 $ 33.26
Investment activities
Net investment income
(1)(2)
0.59 0.50 0.58 0.64 0.61
Net realized and unrealized gain/
loss (1.84) 7.27 (0.38) 6.41 (3.62)
Total from investment activities (1.25) 7.77 0.20
(3)
7.05 (3.01)
Distributions
Net investment income (0.61) (0.52) (0.59) (0.66) (0.63)
Net realized gain (1.46) (2.53) (0.43) (1.63) (2.39)
Total distributions (2.07) (3.05) (1.02) (2.29) (3.02)
NET ASSET VALUE
End of period $ 32.57 $ 35.89 $ 31.17 $ 31.99 $ 27.23

T. ROWE PRICE Equity Income Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Advisor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
Ratios/Supplemental Data
Total return
(2)(4)
(3.58)% 25.26% 1.05% 26.17% (9.57)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 1.00% 0.95% 0.95% 0.96% 0.94%
Net expenses after waivers/
payments by Price Associates 1.00% 0.95% 0.95% 0.96% 0.94%
Net investment income 1.70% 1.39% 2.11% 2.09% 1.85%
Portfolio turnover rate 17.3% 19.4% 24.2% 17.5% 16.2%
Net assets, end of period (in
millions) $156 $189 $186 $258 $294
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
The amount presented is inconsistent with the fund's results of operations because of the timing of redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Equity Income Fund
Financial Highlights

For a share outstanding throughout each period
R Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 35.83 $ 31.13 $ 31.95 $ 27.18 $ 33.20
Investment activities
Net investment income
(1)(2)
0.51 0.40 0.49 0.56 0.51
Net realized and unrealized gain/
loss (1.84) 7.26 (0.37) 6.41 (3.61)
Total from investment activities (1.33) 7.66 0.12
(3)
6.97 (3.10)
Distributions
Net investment income (0.54) (0.43) (0.51) (0.57) (0.53)
Net realized gain (1.46) (2.53) (0.43) (1.63) (2.39)
Total distributions (2.00) (2.96) (0.94) (2.20) (2.92)
NET ASSET VALUE
End of period $ 32.50 $ 35.83 $ 31.13 $ 31.95 $ 27.18

T. ROWE PRICE Equity Income Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
R Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
Ratios/Supplemental Data
Total return
(2)(4)
(3.81)% 24.92% 0.73% 25.90% (9.84)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 1.22% 1.22% 1.25% 1.23% 1.22%
Net expenses after waivers/
payments by Price Associates 1.22% 1.22% 1.25% 1.23% 1.22%
Net investment income 1.48% 1.11% 1.80% 1.83% 1.56%
Portfolio turnover rate 17.3% 19.4% 24.2% 17.5% 16.2%
Net assets, end of period (in
thousands) $45,812 $50,484 $48,020 $64,181 $65,393
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
The amount presented is inconsistent with the fund's results of operations because of the timing of redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Equity Income Fund
Financial Highlights

For a share outstanding throughout each period
I Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 35.99 $ 31.25 $ 32.09 $ 27.31 $ 33.35
Investment activities
Net investment income
(1)(2)
0.76 0.65 0.69 0.78 0.75
Net realized and unrealized gain/
loss (1.86) 7.29 (0.39) 6.42 (3.64)
Total from investment activities (1.10) 7.94 0.30
(3)
7.20 (2.89)
Distributions
Net investment income (0.77) (0.67) (0.71) (0.79) (0.76)
Net realized gain (1.46) (2.53) (0.43) (1.63) (2.39)
Total distributions (2.23) (3.20) (1.14) (2.42) (3.15)
NET ASSET VALUE
End of period $ 32.66 $ 35.99 $ 31.25 $ 32.09 $ 27.31

T. ROWE PRICE Equity Income Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
Ratios/Supplemental Data
Total return
(2)(4)
(3.12)% 25.77% 1.44% 26.69% (9.21)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.56% 0.53% 0.55% 0.54% 0.54%
Net expenses after waivers/
payments by Price Associates 0.56% 0.53% 0.55% 0.54% 0.54%
Net investment income 2.20% 1.81% 2.51% 2.53% 2.28%
Portfolio turnover rate 17.3% 19.4% 24.2% 17.5% 16.2%
Net assets, end of period (in
millions) $7,431 $3,065 $2,334 $4,734 $3,899
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
The amount presented is inconsistent with the fund's results of operations because of the timing of redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Equity Income Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Z Class
(1)
. . Year
Ended
12/31/22
2/22/21
(1)
Through
12/31/21
NET ASSET VALUE
Beginning of period $ 36 .01 $ 33 .65
Investment activities
Net investment income
(2)(3)
0 .93 0 .73
Net realized and unrealized gain/loss ( 1 .84 ) 4 .97
Total from investment activities ( 0 .91 ) 5 .70
Distributions
Net investment income ( 0 .94 ) ( 0 .81 )
Net realized gain ( 1 .46 ) ( 2 .53 )
Total distributions ( 2 .40 ) ( 3 .34 )
NET ASSET VALUE
End of period $ 32 .70 $ 36 .01
Ratios/Supplemental Data
Total return
(3)(4)
( 2 .60 ) % 17 .31%
Ratios to average net assets:
(3)
Gross expenses before waivers/payments by Price Associates 0 .54% 0 .53%
(5)
Net expenses after waivers/payments by Price Associates 0 .00% 0 .00%
(5)
Net investment income 2 .68% 2 .32%
(5)
Portfolio turnover rate 17 .3% 19 .4%
Net assets, end of period (in millions) $1,046 $1,389
0% 0%
(1)
Inception date
(2)
Per share amounts calculated using average shares outstanding method.
(3)
See Note 6 for details of expense-related arrangements with Price Associates.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
(5)
Annualized

T. ROWE PRICE Equity Income Fund
December 31, 2022

Portfolio of Investments
‡
Shares $ Value
(Cost and value in $000s)
‡
COMMON STOCKS 95.8%
COMMUNICATION SERVICES 5.1%
Diversified Telecommunication Services 0.8%
AT&T  1,500,000 27,615
Verizon Communications  2,790,000 109,926
137,541
Entertainment 1.2%
Walt Disney  (1) 2,205,000 191,570
Warner Bros Discovery  (1) 750,000 7,110
198,680
Interactive Media & Services 0.5%
Meta Platforms, Class A  (1) 715,000 86,043
86,043
Media 2.6%
Comcast, Class A  4,700,000 164,359
Fox, Class B  350,000 9,957
News, Class A  14,830,000 269,906
Paramount Global, Class B  760,000 12,829
457,051
Total Communication Services 879,315
CONSUMER DISCRETIONARY 3.4%
Hotels, Restaurants & Leisure 1.0%
Las Vegas Sands  (1) 3,600,000 173,052
173,052
Leisure Products 0.6%
Mattel (1) 6,270,000 111,857
111,857
Multiline Retail 0.5%
Kohl's  3,070,000 77,518
77,518
Specialty Retail 1.3%
Best Buy  940,000 75,397
TJX  1,780,000 141,688
217,085
Total Consumer Discretionary 579,512
CONSUMER STAPLES 6.9%
Beverages 0.2%
Constellation Brands, Class A  150,000 34,763
34,763

T. ROWE PRICE Equity Income Fund

Shares $ Value
(Cost and value in $000s)
‡
Food & Staples Retailing 0.9%
Walmart  1,125,000 159,514
159,514
Food Products 2.6%
Conagra Brands  7,150,000 276,705
Mondelez International, Class A  380,000 25,327
Tyson Foods, Class A  2,360,000 146,910
448,942
Household Products 1.5%
Kimberly-Clark  1,960,000 266,070
266,070
Tobacco 1.7%
Philip Morris International  2,935,000 297,051
297,051
Total Consumer Staples 1,206,340
ENERGY 8.6%
Oil, Gas & Consumable Fuels 8.6%
Chevron  310,000 55,642
Enbridge  1,150,000 44,965
EOG Resources  1,500,000 194,280
Exxon Mobil  2,445,000 269,683
Hess  1,090,000 154,584
Targa Resources  140,000 10,290
TC Energy  4,860,000 193,720
TotalEnergies (EUR)  6,750,000 423,719
TotalEnergies, ADR  2,040,000 126,643
Williams  420,000 13,818
Total Energy 1,487,344
FINANCIALS 20.8%
Banks 7.8%
Bank of America  2,870,000 95,054
Citigroup  2,050,000 92,722
Fifth Third Bancorp  5,380,000 176,518
Huntington Bancshares  16,150,000 227,715
JPMorgan Chase  945,000 126,724
PNC Financial Services Group  185,000 29,219
U.S. Bancorp  1,820,000 79,370
Wells Fargo  12,740,000 526,035
1,353,357
Capital Markets 3.2%
Charles Schwab  1,080,000 89,921
Franklin Resources  570,000 15,036

T. ROWE PRICE Equity Income Fund

Shares $ Value
(Cost and value in $000s)
‡
Goldman Sachs Group  605,000 207,745
Morgan Stanley  1,485,000 126,255
Raymond James Financial  125,000 13,356
State Street  1,330,000 103,168
555,481
Diversified Financial Services 1.8%
Apollo Global Management  590,000 37,636
Equitable Holdings  9,460,000 271,502
309,138
Insurance 8.0%
American International Group  6,760,000 427,502
Chubb  1,560,000 344,136
Hartford Financial Services Group  2,190,000 166,068
Loews  2,960,000 172,657
MetLife  3,740,000 270,664
1,381,027
Total Financials 3,599,003
HEALTH CARE 17.3%
Biotechnology 1.8%
AbbVie  1,595,000 257,768
Biogen  (1) 190,000 52,615
310,383
Health Care Equipment & Supplies 3.7%
Becton Dickinson & Company  1,110,000 282,273
Medtronic  1,950,000 151,554
Zimmer Biomet Holdings  1,560,000 198,900
632,727
Health Care Providers & Services 5.8%
Cardinal Health  1,275,000 98,009
Centene  (1) 1,340,000 109,893
Cigna  620,000 205,431
CVS Health  2,015,000 187,778
Elevance Health  785,000 402,682
1,003,793
Pharmaceuticals 6.0%
AstraZeneca, ADR  1,480,000 100,344
Johnson & Johnson  1,950,000 344,467
Merck  1,475,000 163,651
Pfizer  4,520,000 231,605
Sanofi (EUR)  1,150,000 110,891
Sanofi, ADR  1,130,000 54,726

T. ROWE PRICE Equity Income Fund

Shares $ Value
(Cost and value in $000s)
‡
Viatris  3,425,000 38,120
1,043,804
Total Health Care 2,990,707
INDUSTRIALS & BUSINESS SERVICES 10.8%
Aerospace & Defense 2.5%
Boeing (1) 810,000 154,297
L3Harris Technologies  1,325,000 275,878
430,175
Air Freight & Logistics 1.9%
United Parcel Service, Class B  1,935,000 336,380
336,380
Airlines 0.5%
Southwest Airlines  (1) 2,420,000 81,481
81,481
Commercial Services & Supplies 0.6%
Stericycle (1) 2,070,000 103,272
103,272
Industrial Conglomerates 4.2%
3M  230,000 27,582
General Electric  6,100,000 511,119
Siemens (EUR)  1,335,000 184,031
722,732
Machinery 1.1%
Cummins  185,000 44,824
Flowserve  510,000 15,647
PACCAR  240,000 23,753
Stanley Black & Decker  1,470,000 110,426
194,650
Total Industrials & Business Services 1,868,690
INFORMATION TECHNOLOGY 6.9%
Communications Equipment 0.4%
Cisco Systems  1,390,000 66,220
66,220
Electronic Equipment, Instruments & Components 0.3%
TE Connectivity  395,000 45,346
45,346
IT Services 1.0%
Accenture, Class A  105,000 28,018
Fiserv  (1) 1,425,000 144,025
172,043

T. ROWE PRICE Equity Income Fund

Shares $ Value
(Cost and value in $000s)
‡
Semiconductors & Semiconductor Equipment 3.9%
Applied Materials  1,300,000 126,594
NXP Semiconductors  95,000 15,013
QUALCOMM  3,260,000 358,405
Texas Instruments  1,065,000 175,959
675,971
Software 1.3%
Microsoft  900,000 215,838
215,838
Total Information Technology 1,175,418
MATERIALS 4.3%
Chemicals 2.9%
CF Industries Holdings  3,690,000 314,388
DuPont de Nemours  155,000 10,638
International Flavors & Fragrances  1,110,000 116,372
RPM International  545,000 53,110
494,508
Containers & Packaging 1.4%
International Paper  7,030,000 243,449
243,449
Total Materials 737,957
REAL ESTATE 3.9%
Equity Real Estate Investment Trusts 3.9%
Equity Residential, REIT  4,070,000 240,130
Rayonier, REIT  4,230,000 139,421
Vornado Realty Trust, REIT  535,000 11,133
Welltower, REIT  350,000 22,943
Weyerhaeuser, REIT  8,640,000 267,840
Total Real Estate 681,467
UTILITIES 7.5%
Electric Utilities 3.1%
PG&E (1) 1,500,000 24,390
Southern  7,210,000 514,866
539,256
Multi-Utilities 4.4%
Ameren  1,325,000 117,819
Dominion Energy  3,370,000 206,648
NiSource  3,090,000 84,728

T. ROWE PRICE Equity Income Fund

Shares $ Value
(Cost and value in $000s)
‡
Sempra Energy  2,270,000 350,806
760,001
Total Utilities 1,299,257
Total Miscellaneous Common Stocks  0.3%  (2) 43,763
Total Common Stocks (Cost $11,903,924) 16,548,773
CONVERTIBLE PREFERRED STOCKS 1.2%
HEALTH CARE 0.4%
Health Care Equipment & Supplies 0.4%
Becton Dickinson & Company, Series B, 6.00%, 6/1/23  1,320,000 66,390
Total Health Care 66,390
UTILITIES 0.8%
Electric Utilities 0.5%
NextEra Energy, 5.279%, 3/1/23  1,140,000 57,878
NextEra Energy, 6.926%, 9/1/25  710,000 35,500
93,378
Multi-Utilities 0.3%
NiSource, 7.75%, 3/1/24  520,000 54,025
54,025
Total Utilities 147,403
Total Convertible Preferred Stocks (Cost $208,214) 213,793
PREFERRED STOCKS 1.7%
CONSUMER DISCRETIONARY 1.7%
Automobiles 1.7%
Dr Ing hc F Porsche (EUR)  (1) 1,155,000 116,555
Volkswagen (EUR)  1,345,000 166,847
Total Consumer Discretionary 283,402
Total Preferred Stocks (Cost $316,833) 283,402

T. ROWE PRICE Equity Income Fund

Shares $ Value
(Cost and value in $000s)
‡
SHORT-TERM INVESTMENTS 1.0%
Money Market Funds 1.0%
T. Rowe Price Government Reserve Fund, 4.30%  (3)(4) 176,681,302 176,681
Total Short-Term Investments (Cost $176,681) 176,681
Total Investments in Securities
99.7% of Net Assets
(Cost $12,605,652) $ 17,222,649
‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(3) Seven-day yield
(4) Affiliated Companies
ADR American Depositary Receipts
EUR Euro
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

T. ROWE PRICE Equity Income Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Government Reserve Fund, 4.30% $ —# $ — $ 2,695+
Supplementary Investment Schedule
Affiliate
Value
12/31/21
Purchase
Cost
Sales
Cost
Value
12/31/22
T. Rowe Price Government
Reserve Fund, 4.30% $ 278,124  ¤   ¤ $ 176,681^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain
(loss).
+ Investment income comprised $2,695 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $176,681.

T. ROWE PRICE Equity Income Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $12,605,652) $ 17,222,649
Dividends receivable 51,506
Receivable for shares sold 9,699
Foreign currency (cost $5,450) 5,488
Cash 1,743
Other assets 10,726
Total assets 17,301,811
Liabilities
Payable for shares redeemed 10,727
Investment management fees payable 7,916
Payable for investment securities purchased 1,743
Due to affiliates 390
Payable to directors 11
Other liabilities 1,292
Total liabilities 22,079
NET ASSETS $ 17,279,732

T. ROWE PRICE Equity Income Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Net Assets Consist of:
Total distributable earnings (loss) $ 4,707,326
Paid-in capital applicable to 528,873,839 shares of $0.0001
par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized 12,572,406
NET ASSETS $ 17,279,732
NET ASSET VALUE PER SHARE
Investor Class
($8,600,620,542 / 263,147,190 shares outstanding) $ 32.68
Advisor Class
($156,369,073 / 4,801,151 shares outstanding) $ 32.57
R Class
($45,811,699 / 1,409,434 shares outstanding) $ 32.50
I Class
($7,430,958,005 / 227,527,489 shares outstanding) $ 32.66
Z Class
($1,045,972,304 / 31,988,575 shares outstanding) $ 32.70

T. ROWE PRICE Equity Income Fund
Statement of Operations

($000s)
Year
Ended
12/31/22
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $14,773) $ 489,340
Securities lending 58
    Interest 6
Total income 489,404
Expenses
Investment management 95,650
Shareholder servicing
Investor Class $ 13,899
Advisor Class 355
R Class 92
I Class 1,264 15,610
Rule 12b-1 fees
Advisor Class 409
R Class 239 648
Prospectus and shareholder reports
Investor Class 112
Advisor Class 6
R Class 1
I Class 54 173
Custody and accounting 624
Registration 195
Directors 46
Legal and audit 46
Miscellaneous 355
Waived / paid by Price Associates (6,269)
Total expenses 107,078
Net investment income 382,326

T. ROWE PRICE Equity Income Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
12/31/22
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities 870,138
Foreign currency transactions 36
Net realized gain 870,174
Change in net unrealized gain / loss
Securities (1,870,854)
Other assets and liabilities denominated in foreign currencies 284
Change in net unrealized gain / loss (1,870,570)
Net realized and unrealized gain / loss (1,000,396)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (618,070)

T. ROWE PRICE Equity Income Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Increase (Decrease) in Net Assets
Operations
Net investment income $ 382,326 $ 328,053
Net realized gain 870,174 1,644,313
Change in net unrealized gain / loss (1,870,570) 2,204,650
Increase (decrease) in net assets from operations (618,070) 4,177,016
Distributions to shareholders
Net earnings
Investor Class (554,467) (1,211,151)
Advisor Class (9,599) (15,134)
R Class (2,749) (3,923)
I Class (483,110) (252,042)
Z Class (75,521) (121,812)
Decrease in net assets from distributions (1,125,446) (1,604,062)
Capital share transactions
*
(1)
Shares sold
Investor Class 843,505 911,599
Advisor Class 26,735 37,322
R Class 8,861 6,507
I Class 5,478,201 658,846
Z Class 28,105 1,470,456
Distributions reinvested
Investor Class 535,167 1,156,320
Advisor Class 9,462 14,965
R Class 2,749 3,919
I Class 452,225 238,318
Z Class 75,521 121,812
Shares redeemed
Investor Class (6,446,240) (3,799,652)
Advisor Class (52,583) (78,237)
R Class (11,584) (15,151)
I Class (914,251) (523,261)
Z Class (339,656) (268,455)
Decrease in net assets from capital share
transactions (303,783) (64,692)

T. ROWE PRICE Equity Income Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Net Assets
Increase (decrease) during period (2,047,299) 2,508,262
Beginning of period 19,327,031 16,818,769
End of period $ 17,279,732 $ 19,327,031
*Share information (000s)
(1)
Shares sold
Investor Class 24,144 25,442
Advisor Class 766 1,043
R Class 254 181
I Class 155,520 18,291
Z Class 874 42,445
Distributions reinvested
Investor Class 15,948 32,877
Advisor Class 283 427
R Class 82 112
I Class 13,477 6,776
Z Class 2,247 3,458
Shares redeemed
Investor Class (183,550) (107,823)
Advisor Class (1,504) (2,196)
R Class (336) (427)
I Class (26,633) (14,586)
Z Class (9,706) (7,329)
Decrease in shares outstanding (8,134) (1,309)
(1)
Includes the exchange of shares from certain classes to the I Class and/or Z Class related to shares held by affiliated products.

T. ROWE PRICE Equity Income Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Equity Income Fund, Inc. (the fund) is registered under the Investment
Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks. The fund has five classes of shares: the Equity
Income Fund (Investor Class), the Equity Income Fund–Advisor Class (Advisor Class),
the Equity Income Fund–R Class (R Class), the Equity Income Fund–I Class (I Class)
and the Equity Income Fund–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries, and R Class shares are available through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts.
Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services.
The Advisor Class and R Class each operate under separate Board-approved Rule
12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor,
I and Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates

T. ROWE PRICE Equity Income Fund

and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from
REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class quarterly. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against
U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The
Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25%
and 0.50%, respectively, of the class’s average daily net assets.
In-Kind Redemptions  In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are

T. ROWE PRICE Equity Income Fund

not recognized for tax purposes and are reclassified from undistributed realized gain
(loss) to paid-in capital. During the year ended December 31, 2022, the fund realized
$34,775,000 of net gain on $79,556,000 of in-kind redemptions.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.
New Accounting Guidance  In June 2022, the FASB issued Accounting Standards
Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value
Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;

T. ROWE PRICE Equity Income Fund

and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

T. ROWE PRICE Equity Income Fund

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the Valuation Designee determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s portfolio securities. Each business day, the Valuation Designee uses information from outside pricing services to evaluate the quoted prices of portfolio securities and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices.
The Valuation Designee cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

T. ROWE PRICE Equity Income Fund

Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):
NOTE 3 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Securities Lending  The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform.
Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Common Stocks $ 15,817,403  $ 731,370  $ —  $ 16,548,773
Convertible Preferred
Stocks —  213,793  —  213,793
Preferred Stocks —  283,402  —  283,402
Short-Term Investments 176,681  —  —  176,681
Total $ 15,994,084  $ 1,228,565  $ —  $ 17,222,649

T. ROWE PRICE Equity Income Fund

administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2022, there were no securities on loan.
Other  Purchases and sales of portfolio securities other than short-term securities aggregated $3,082,697,000 and $4,030,770,000, respectively, for the year ended
December 31, 2022.
NOTE 4 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/
tax differences to reflect tax character but are not adjusted for temporary differences.
The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to redemptions in kind and deemed distributions on shareholder redemptions.
The tax character of distributions paid for the periods presented was as follows:
($000s)
December 31,
2022
December 31,
2021
Ordinary income (including short-term capital
gains, if any) $ 392,849  $ 512,601
Long-term capital gain 732,597  1,091,461
Total distributions $ 1,125,446  $ 1,604,062

T. ROWE PRICE Equity Income Fund

At December 31, 2022, the tax-basis cost of investments (including derivatives, if any)
and gross unrealized appreciation and depreciation were as follows:
At December 31, 2022, the tax-basis components of accumulated net earnings (loss)
were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes;
these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales.
NOTE 5 - FOREIGN  TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.
All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability.
Any deferred tax liability incurred by the fund is included in either Other liabilities or
Deferred tax liability on the accompanying Statement of Assets and Liabilities.
($000s)
Cost of investments $ 12,616,003
Unrealized appreciation $ 5,055,121
Unrealized depreciation (448,328)
Net unrealized appreciation (depreciation) $ 4,606,793
($000s)
Undistributed ordinary income $ 983
Undistributed long-term capital gain 99,550
Net unrealized appreciation (depreciation) 4,606,793
Total distributable earnings (loss) $ 4,707,326

T. ROWE PRICE Equity Income Fund

NOTE 6 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to
0.25% of the fund’s average daily net assets up to $15 billion and 0.2125% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first
$1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At
December 31, 2022, the effective annual group fee rate was 0.29%.
The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the
I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the
I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.
The Z Class is also subject to a contractual expense limitation agreement whereby
Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.
Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price
Associates during the year ended December 31, 2022 as indicated in the table below.
At December 31, 2022, there were no amounts subject to repayment by the fund. Any

T. ROWE PRICE Equity Income Fund

repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.
In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement
Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, R Class and Advisor Class. For the
year ended December 31, 2022, expenses incurred pursuant to these service agreements were $102,000 for Price Associates; $6,521,000 for T. Rowe Price Services, Inc.; and
$1,565,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of
Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. Price has agreed to waive/reimburse shareholder servicing costs in excess of 0.05% of the fund’s average daily value of its shares owned by the college savings plan. Any amounts waived/paid by Price under this voluntary agreement are not subject to repayment by the fund. Price may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended December 31, 2022, the fund was charged $676,000 for shareholder servicing costs related to the college savings plans, of which $490,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31,
2022, approximately 5% of the outstanding shares of the I Class were held by college savings plans.
I Class Z Class
Expense limitation/I Class Limit 0.05% 0.00%
Expense limitation date 04/30/24 N/A
(Waived)/repaid during the period ($000s) $— $(6,269)

T. ROWE PRICE Equity Income Fund

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates
(collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund.
At December 31, 2022, approximately 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the
T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund,
organized as money market funds (together, the Price Reserve Funds). The Price Reserve
Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay
no investment management fees.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31,
2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended
December 31, 2022, this reimbursement amounted to $172,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.
NOTE 7 - INTERFUND LENDING PROGRAM
Price Associates has developed and manages an interfund lending program that provides temporary liquidity to the T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash between the fund and other T. Rowe Price-sponsored mutual funds at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, the fund may lend up to 15% of its net assets, and no more than
5% of its net assets may be lent to any one borrower. Loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan;
loans of less than 10% are unsecured. During the year ended December 31, 2022, the

T. ROWE PRICE Equity Income Fund

fund earned $6,000 in interest income related to loans made to other funds on four days in the average amount of $33,850,000 and at an average annual rate of 1.67%. At
December 31, 2022, there were no loans outstanding.
NOTE 8 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests.
Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE Equity Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of T. Rowe Price Equity Income Fund,
Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Equity Income Fund, Inc. (the "Fund") as of
December 31, 2022, the related statement of operations for the year ended December 31,
2022, the statement of changes in net assets for each of the two years in the period ended
December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”).
In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated
therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE Equity Income Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2023
We have served as the auditor of one or more investment companies in the T. Rowe
Price group of investment companies since 1973.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE Equity Income Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/22
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included:
$10,298,000 from short-term capital gains
$874,542,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%
For taxable non-corporate shareholders, $382,222,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than
20%.
For corporate shareholders, $354,623,000 of the fund's income qualifies for the dividends-received deduction.
For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends,
$4,873,000 of the fund's income qualifies as qualified real estate investment trust (REIT)
dividends.

T. ROWE PRICE Equity Income Fund

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE Equity Income Fund

LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program
(Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe
Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the
Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk
Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’
compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions.
Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

T. ROWE PRICE Equity Income Fund

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1,
2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category.
It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.
LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

T. ROWE PRICE Equity Income Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in
Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price and its affiliates.
The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland
21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
2018
[205]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); President, Radian Guaranty (2008 to
2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021);
Director, Chimera Investment Corporation (2017 to 2021); Director, First
Industrial Realty Trust (2020 to present); Director, Federal Home Loan
Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels
(b)
(1959)
2018
[0]
President, The Johns Hopkins University and Professor, Political Science
Department, The Johns Hopkins University (2009 to present); Director,
Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc.
(2020 to present)
Bruce W. Duncan
(1951)
2013
[205]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020
to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of
the Board (2016 to 2020), and President (2009 to 2016), First Industrial
Realty Trust, owner and operator of industrial properties; Chair of the
Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Member, Investment Company
Institute Board of Governors (2017 to 2019); Member, Independent
Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR
(2018 to present); Director, Boston Properties (2016 to present); Director,
Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
2012
[205]
Advisory Board Member, Pipeline Crisis/Winning Strategies, a
collaborative working to improve opportunities for young African
Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE Equity Income Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Paul F. McBride
(1956)
2013
[205]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)
Kellye L. Walker
(c)
(1966)
2021
[205]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price
Funds.
(c)
Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
2018
[205]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
Robert W. Sharps, CFA,
CPA
(b)
(1971)
2017
[0]
Director and Vice President, T. Rowe Price; Director, Price Investment
Management; Chief Executive Officer and President, T. Rowe Price
Group, Inc.; Vice President, T. Rowe Price Trust Company
INDEPENDENT DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Equity Income Fund

OFFICERS
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Eric L. Veiel, CFA
(1972)
2022
[205]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
(a)
All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective February 3, 2022, Mr. Sharps resigned from his role as an interested director of the Price
Funds.
Name (Year of Birth)
Position Held With Equity Income Fund Principal Occupation(s)
Jason Adams (1979)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Ziad Bakri, M.D., CFA (1980)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019);
Senior Vice President and Senior Counsel, Pacific
Investment Management Company LLC (to 2017)
David Corris (1975)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.; formerly, Head of Disciplined Equities
and Portfolio Manager, Bank of Montreal Global
Asset Management (to 2021)
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and
Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Equity Income Fund

Name (Year of Birth)
Position Held With Equity Income Fund Principal Occupation(s)
Mark S. Finn, CFA, CPA (1963)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management,
T. Rowe Price, Price International, and T. Rowe Price
Trust Company
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director,
Invesco Ltd. (to 2021); Vice President, Oppenheimer
Funds, Inc. (to 2019)
Ryan S. Hedrick, CFA (1980)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Kate Hobbs (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.; formerly, Portfolio Manager, Millennium
Partners (to 2020); Senior Analyst, Citadel LLC,
Aptigon Capital (to 2018)
Jonathan R. Hussey, CFA (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Shinwoo Kim (1977)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
John D. Linehan, CFA (1965)
President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Daniel Martino, CFA (1974)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
George Marzano (1980)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Heather K. McPherson, CPA (1967)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Andy Peters (1988)
Vice President
Employee, T. Rowe Price
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Investment Services, Inc., and
T. Rowe Price Services, Inc.
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. ROWE PRICE Equity Income Fund

Name (Year of Birth)
Position Held With Equity Income Fund Principal Occupation(s)
Melanie A. Rizzo (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Daniel Shear (1992)
Vice President
Employee, T. Rowe Price; formerly, student, The
University of Chicago Booth School of Business
(to 2020); summer intern, T. Rowe Price (2019);
Strategic Finance Analyst, Uber Technologies, Inc.
(to 2018)
Matthew J. Snowling, CFA (1971)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Preeta Ragavan Srinivasan, CFA (1987)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice
President, Price Investment Management; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust
Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. Rowe Price Investment Services, Inc. | 100 East Pratt Street | Baltimore, MD 21202-1009
You have many
investment goals.
Explore products and services that can help
you achieve them.
Whether you want to put away more money for retirement, for a child’s education, or for other priorities, we have solutions for you. See how we can help you accomplish the investment goals that are important to you.
RETIREMENT
IRAs: Traditional, Roth,
Rollover/Transfer, or
Brokerage
Small Business Plans
help minimize taxes,
maximize savings
T. Rowe Price
®
ActivePlus Portfolios
1
for online investing
powered by experts
GENERAL INVESTING
Individual or Joint
Tenant
Brokerage
2
offers
access to stocks, ETFs,
bonds, and more
Gifts and transfers to a
child (UGMA/UTMAs)
Trust
Transfer on Death
COLLEGE SAVINGS
T. Rowe Price-managed
529 plans offer tax-
advantaged solutions
for families saving
money for college
tuition and education-
related expenses
Visit troweprice.com/broadrange
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
All mutual funds are subject to market risk, including possible loss of principal. Investing internationally involves special risks including economic and political uncertainty and currency fluctuation.
1
The T. Rowe Price
®
ActivePlus Portfolios is a discretionary investment management program provided by
T. Rowe Price Advisory Services, Inc., a registered investment adviser under the Investment Advisers Act of
1940. Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
T. Rowe Price Advisory Services, Inc., and T. Rowe Price Investment Services, Inc., are affiliated companies.
2
Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
202302-2582471
F71-050 2/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)    Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$21,734	$23,672
Audit-Related Fees	-	-
Tax Fees	-	1,540
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

  (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,037,000 and $3,732,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Income Fund, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 16, 2023